UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2025

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

200 East Camperdown Way
Greenville, South Carolina 29601
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(800) 822-2651

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	UCB	New York Stock Exchange
Depositary shares, each representing 1/1000th interest in a share of Series I Non-Cumulative Preferred Stock	UCB PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2025, United Community Banks, Inc. (“United”) issued a press release announcing financial results for its second fiscal quarter of 2025. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On July 23, 2025, United will hold an earnings conference call and webcast at 9:00 a.m. (Eastern Time) to discuss financial results for its second fiscal quarter of 2025. The press release referenced above in Item 2.02 contains information about how to access the conference call and webcast. A copy of the slide presentation to be used during the earnings call and webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The slide presentation also will be available on our website, www.ucbi.com, under the “Investor Relations – Events and Presentations” section.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	United Community Banks, Inc. Press Release, dated July 23, 2025.

99.2	Slide presentation to be used during July 23, 2025 earnings call.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Jefferson L. Harralson
Jefferson L. Harralson
Executive Vice President and
Chief Financial Officer

Date: July 23, 2025